FFBW, INC.

Janney Community Bank Conference
September 20-21, 2021


FIRST FEDERAL BANK

Forward-looking Statements

This presentation contains forward-looking statements, which can be identified by the use of words such as "estimate," "project," "believe," "intend," "anticipate," "plan," "seek," "expect" and words of similar meaning. These forward-looking statements include, but are not limited to: statements of our goals, intentions and expectations; statements regarding our business plans, prospects, growth and operating strategies; statements regarding the quality of our loan and investment portfolios; and estimates of our risks and future costs and benefits. These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: general economic conditions, either nationally or in our market areas, that are worse than expected; economic or regulatory changes related to the COVID-19 pandemic; changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; our ability to access cost-effective funding; fluctuations in real estate values and both residential and commercial real estate market conditions; demand for loans and deposits in our market area; our ability to implement and change our business strategies; competition among depository and other financial institutions; inflation and changes in the interest rate environment that reduce our margins and yields, our mortgage banking revenues, the fair value of financial instruments or our level of loan originations, or increase the level of defaults, losses and prepayments on loans we have made and make; adverse changes in the securities or secondary mortgage markets; changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements, including as a result of Basel III; the impact of the Dodd-Frank Act and the implementing regulations; changes in the quality or composition of our loan or investment portfolios; technological changes that may be more difficult or expensive than expected; the inability of third-party providers to perform as expected; our ability to manage market risk, credit risk and operational risk in the current economic environment; our ability to enter new markets successfully and capitalize on growth opportunities; our ability to successfully integrate into our operations any assets, liabilities, customers, systems and management personnel we may acquire and our ability to realize related revenue synergies and cost savings within expected time frames, and any goodwill charges related thereto; changes in consumer spending, borrowing and savings habits; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board, the Securities and Exchange Commission or the Public Company Accounting Oversight Board; our ability to retain key employees; our compensation expense associated with equity allocated or awarded to our employees; and changes in the financial condition, results of operations or future prospects of issuers of securities that we own. Because of these and a wide variety of other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements.

Company Overview

- FFBW, Inc. (Nasdaq: FFBW) is the holding company for First Federal Bank of Wisconsin (established 1922).
- Completed a mutual-to-stock conversion in January 2020.
- Completed first bank acquisition on December 31, 2020.
- Operate out of five branches in Waukesha and Milwaukee Counties, headquartered in Brookfield, Wisconsin.
- Focused on leveraging our strong capital position to grow our small business platform both organically as well as through thoughtful acquisitions.



Glendale
Brookfield
Wauwatosa
Milwaukee
Waukesha
West Allis
New Berlin
Greenfield
Muskego
Franklin
Oak Creek

FFBW, INC.

Strategic Plan

- Our strategic priority is to profitably grow to expand our footprint in southeastern and south-central Wisconsin.
- We will strive to profitably grow organically and through strategic acquisitions/mergers that enhance stakeholder (employees, customers and shareholders) value.

Guiding Principles

- **Vision:** We are a community bank. Our employees serve the needs of our customers and local communities. We provide our employees a values-based environment to work, learn and grow. We develop long-term relationships to profitably grow into a high performing community bank.
- **Mission:** As a community bank, we are committed to living our values and providing the Community Bank Difference. Quick LOCAL decision making. Great CUSTOMER service. Significant COMMUNITY commitment.
- **KORE Values**
  - **Knowledge:** We are experts in the products and services we provide to meet the financial needs of our customers.
  - **Ownership:** It is our personal privilege and duty to meet the expectations of our internal and external customers and positively impact our communities.
  - **Responsiveness:** We react timely and positively to our customers, both internally and externally.
  - **Ethics:** We will professionally conduct all business with honesty and integrity.

Acquisition Discipline

- Social Considerations
  - Community Bank Model, Stakeholder Centric, Board Diversification
- Core Competencies
  - Small Business Focus, Strong Core Deposits, Credit Quality, Good Source of Non-Interest Income
- Financial Considerations
  - Immediately Accretive to EPS, IRR of 10%+, Earn Back of TBV Dilution < 4 years

FFBW, INC.

Mitchell Bank Transaction

Consideration Paid ($'000)	4,978
FV of Assets and Liabilities acquired ($'000)	
Cash and Investments	45,643
Loans	14,295
Core Deposit Intangible	369
Other Assets	1,357
Total Assets	61,664
Deposits	56,641
Other Liabilities	38
Total Liabilities	56,679
Net Assets Acquired	4,985

- Acquired the assets and liabilities of Mitchell Bank on December 31, 2020.
- Recorded a bargain purchase gain as a result of the transaction.
- Incurred $400k in one time transaction related costs through June 30, 2021.
- First quarter of 2021 was focused on the integration of the transaction.
- The remainder of 2021 will be focused on:
  - Expanding existing Mitchell Bank relationships with First Federal competencies
  - Expanding our customer base in our new footprint
  - Creating efficiencies

Share Repurchase Program

- Completed our first repurchase program of 10% or 769,000 shares in August 2021 at a discount to tangible book value.
- Initiated our second repurchase program of up to 10% or 690,000 of the remaining outstanding shares in September.
- Sufficient cash at FFBW, Inc. (Holding Company) to fund repurchases.

FFBW, INC.

Loan Portfolio Highlights

	As of June 30, 2021
Nonaccrual Loans ('000)	$337
NPL / Total Loans	0.17%
Reserves ('000)	$2,424
Reserves/ Total Loans	1.21%
Reserves / NPL	719%

Since June 30, 2021:

- 79.1% of the $24.7 million PPP loans have been forgiven through August.
- Net increase in the loan portfolio, excluding PPP, was 5.8% since the second quarter ending August at $206.5 million.

FFBW, INC.

June 30, 2021 Financial Results

Balance Sheet As of June 30, 2021 ('000)	
Cash and cash equivalents	$84,420
Available for sale securities, stated at fair value	51,453
Net Loans	197,997
Foreclosed assets	-
Other assets	18,733
TOTAL ASSETS	$352,603
Deposits and escrow	$245,921
Borrowings	8,500
Other liabilities	1,413
Total liabilities	255,834
Total equity	96,769
TOTAL LIABILITIES AND EQUITY	$352,603

Income Statement Six Months Ended June 30, 2021 ('000)	
Interest and dividend income:	$6,009
Interest expense:	531
Net interest income	5,478
Provision for loan losses	0
Net interest income after provision	5,478
Noninterest income:	615
Noninterest expense:	4,555
Income before income taxes	1,408
Provision for income taxes	286
Net income	$1,122
Diluted Earnings per share	$0.17

Profitability Metrics



Operating Revenue ($ millions)
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
2016
2017
2018
2019
2020
Q2 2021 (Annualized)
7.2
0.7
7.4
0.8
8.5
0.9
8.4
1.1
9.5
1.1
11.0
1.2
Net Interest Income
Non Interest Income



Net Income ($ millions)
2.5
2.0
1.5
1.0
0.5
0.0
-0.5
2016
2017
2018
2019
2020
Q2 2021 (Annualized)
0.2
-0.2
1.1
1.6
1.8
2.2

Efficiency Ratio


95%
90%
85%
80%
75%
70%
65%
2016
2017
2018
2019
2020
Q2 2021

Deposit and Loan Balances



Toal Deposits
300
250
200
150
100
50
0
185
182
183
217
226
245
2016
2017
2018
2019
2020
Q2 2021



Total Net Loans
250
200
150
100
50
0
168
171
199
189
216
198
2016
2017
2018
2019
2020
Q2 2021

Deposit and Loan Composition


Deposit Composition
Commercial CDs 3%
Consumer Non Interest Bearing 7%
Commercial Interest Bearing (excl. CDs) 15%
Consumer Interest Bearing (excl. CDs) 41%
Commercial Non Interest Bearing 15%
Consumer CDs 19%


Loan Composition
Consumer 1%
Residential 11%
Commercial 88%

Leadership Team



Edward H. Schaefer: President and chief executive officer of FFBW, Inc. and First Federal Bank of Wisconsin, positions he has held since July 2016. Prior to these appointments, from 2010 until 2016, Mr. Schaefer served as president and chief executive officer of Citizens Community Federal NA, a national bank headquartered in Eau Claire, Wisconsin, and its publicly traded holding company, Citizens Community Bancorp, Mr. Schaefer has over 25 years of banking experience, including managerial as well as all aspects of credit administration and underwriting. In addition to his extensive banking experience, during his career Mr. Schaefer served for seven years as president and chief executive officer of Huntsinger Farms, Inc., and its subsidiary Silver Spring Foods, Inc., Eau Claire, Wisconsin, one the world's largest grower and processors of horseradish and horseradish related products.



Steve Wierschem: Chief financial officer of FFBW, Inc. and First Federal Bank of Wisconsin, positions he has held since August 2020. Prior to these appointments, since January 2007, Mr. Wierschem had been employed with PricewaterhouseCoopers LLP (PwC) in positions of increasing responsibility in the audit practice, most recently, having served as a director in PwC's Milwaukee, Wisconsin office and previously in PwC's London, UK and Washington D.C. offices. Mr. Wierschem holds a B.B.A. and M.B.A. from the University of Wisconsin – Madison and is a certified public accountant, licensed in Wisconsin and Virginia.

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